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                                                                 EXHIBIT 10.27




                               MRV COMMUNICATIONS, INC.

                                  COMMON STOCK
                               PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of November 26, 1996 by and between MRV COMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), and INTEL CORPORATION, a Delaware corporation (the "Investor").

         RECITAL:

         A. The Company desires to sell to the Investor; and the Investor desires to purchase from the Company, shares of the Company's Common Stock, par value $.0034 per share (the "Common Stock") on the terms and conditions set forth in this Agreement:

         NOW, THEREFORE, in consideration of the foregoing recital, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.      Agreement To Purchase and Sell Stock and To Issue Warrants.

                 1.1 Agreement To Purchase and Sell Common Stock. The Company hereby agrees to sell to the Investor at the Closing (as defined in Section 2.1), and the Investor agrees to purchase from the Company at the Closing, 200,000 shares of Common Stock at the aggregate purchase price of Four Million Dollars ($4,000,000). The shares of Common Stock purchased and sold pursuant to this Agreement will be hereinafter referred to as the "Purchased Shares."

                 1.2 Agreement To Issue Warrants. The Company hereby also agrees, if and only if the Closing occurs, to issue to the Investor at the Closing three stock purchase warrants (collectively, the "Warrants") in the forms attached hereto as Exhibit A-1, A-2 and A-3. The shares of Common Stock purchasable upon exercise of the Warrants will be collectively hereinafter referred to as the "Warrant Shares."

                 1.3 Use of Proceeds. The Company shall use the proceeds of the sale of the Purchased Shares for general corporate purposes.

         2.      Closing.

                 2.1 The Closing. The purchase and sale of the Purchased Shares and the issuance of the Warrants will take place at the offices of Gibson, Dunn & Crutcher LLP, 525 University Avenue, Palo Alto, California, at 10:00 a.m. California time, on a date designated by the Company by at least two
(2) days' prior written notice to the Investor, but not later than November 26, 1996, or at such other time and place as the Company and the Investor mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company will deliver to the Investor a certificate representing the Purchased Shares and the Warrants, against delivery to the Company by the Investor of the full purchase price of the
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Purchased Shares, paid by a certified or cashiers check payable to the
Company's order, or wire transfer of funds to the Company, or by any combination of the foregoing.

         3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that the statements in this
Section 3 are true and correct as of the date hereof and as of the date of Closing, except as set forth in the Schedule of Exceptions (the "Schedule of Exceptions") attached to this Agreement as Schedule 1:

                 3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to (a) carry on its business as presently conducted, and (b) enter into this Agreement, the Investor Agreement (as defined in Section 5.8), the License Agreement (as defined in Section 5.9) and the Warrants and to consummate the transactions contemplated hereby and thereby. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the operations, financial condition, results of operations, prospects, assets or liabilities of the Company.

                 3.2 Capitalization. As of the date of this Agreement the capitalization of the Company is as follows:

                          (a) Preferred Stock. A total of 1,000,000 authorized shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock"), none of which are issued or outstanding.

                          (b)     Common Stock. A total of 40,000,000
         authorized shares of Common Stock, $0.0034 par value per share, of which 20,656,746 shares are issued and outstanding as of a date within two days prior to the date hereof, and any shares of Common Stock which may have been issued between such date and the date hereof have been issued solely as a result of the exercise of options, warrants or other rights reflected in Section 3.2(c) of the Schedule of Exceptions. All of such outstanding shares are validly issued, fully paid and non-assessable. No such outstanding shares were issued in violation of any preemptive right.

                           (c) Options, Warrants, Reserved Shares. Section 3.2(c) of the Schedule of Exceptions sets forth a summary description of all outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the securities Company's capital stock. No shares of the Company's outstanding capital stock, or stock issuable upon exercise, conversion or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.




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                 3.3      Subsidiaries . The Company does not presently own or
control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association or other entity.

                 3.4 Due Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement, the Investor Agreement, the License Agreement and the Warrants and the authorization, issuance, reservation for issuance and delivery of the Purchased Shares and of the Warrant Shares has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Investor Agreement, the License Agreement and the Warrants when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally, (b) the effect of rules of law governing the availability of equitable remedies and (c) applicable law affecting the indemnification provisions of the Investors Agreement.

                 3.5      Valid Issuance of Stock.

                          (a) The Purchased Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable. The Warrant Shares have been duly and validly reserved for issuance and, upon issuance, sale and delivery in accordance with the terms of the Warrants for the consideration provided for therein, will be duly and validly issued, fully paid and nonassessable.

                          (b) Based in part on the representations made by the Investor in Section 4 hereof, the Purchased Shares, the Warrants and (assuming no change in applicable law and no unlawful distribution of Purchased Shares or the Warrants by the Investor or other parties) the Warrant Shares will be issued in full compliance with the registration and prospectus delivery requirements of the Securities Act, or in compliance with applicable exemptions therefrom, and the registration and qualification requirements of all applicable securities laws of the states of the United States (provided that, with respect to the Warrant Shares, no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of the Warrant Shares upon the exercise of the Warrants).

                 3.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the listing of the Purchased Shares and the Warrant Shares with Nasdaq, the filing of such qualifications or filings under the Securities Act and the regulations thereunder and all applicable state securities laws as may be required in connection with the transactions contemplated by this Agreement. All such





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qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

                 3.7 Non-Contravention. The execution, delivery and performance of this Agreement, the Investor Agreement, the License Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not (a) contravene or conflict with the Certificate of Incorporation or Bylaws of the Company; (b) constitute a material violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Company; or (c) constitute a default under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any material assets of the Company under any material contract to which the Company is a party or any material permit, license or similar right relating to the Company or by which the Company may be bound or materially affected.

                 3.8 Litigation. There is no action, suit, proceeding, claim, arbitration or investigation pending or threatened that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement, the Investor Agreement, the License Agreement or the Warrants.

                 3.9 Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, both as amended, and except for any violations that would not, either individually or in the aggregate, have a Material Adverse Effect, (a) the Company has complied and is in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's business or properties, (b) no default exists under any contract or agreement to which the Company is a party.

                 3.10 Title to Property and Assets. The properties and assets the Company owns are owned by the Company free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

                 3.11 Intellectual Property. The Company and its Subsidiaries own or otherwise have the right to use all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto which are material to the conduct of the Company's business (the "Intellectual Property"). To the best of the Company's knowledge, no third party has any ownership right in, title to, or lien on any Intellectual Property belonging to the Company. The Company represents and warrants that it will use reasonable business efforts to seek appropriate legal protection of the Company's ownership of and rights in the Intellectual Property.





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                 3.12     SEC Documents.

                          (a) The Company has furnished to the Investor prior to the date hereof copies of its 1995 Form 10-K filed with the Securities and Exchange Commission on June 17, 1996, and all registration statements, reports and proxy statements filed by the Company with the Commission on or after January 1, 1995, (such Form 10-K, and such other registration statements, reports and proxy statements, are collectively referred to herein as the "SEC Documents"). Each of the SEC Documents, as of the respective date thereof, does not, and each of the registration statements, reports and proxy statements filed by the Company with the Commission after the date hereof and prior to the Closing will not, as of the date thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company is not a party to any material contract, agreement or other arrangement required to be filed as an exhibit to the SEC Documents that is not so filed.

                          (b) The Company has provided the Investor with its audited financial statements (the "Audited Financial Statements") for the fiscal year ended December 31, 1995 and its unaudited financial statements (the "Unaudited Financial Statements") for the nine months ended September 30, 1996 (the "Balance Sheet Date").
         Since December 31, 1995, the Company has duly filed with the Commission all registration statements, reports and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act of 1933 (the "Securities Act"). The audited and unaudited consolidated financial statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis the consolidated financial position of the Company and its consolidated subsidiaries as at the date thereof and the consolidated results of their operations and cash flows for the periods then ended, provided, however, that the unaudited financial statements are subject to normal year end audit adjustments and may not include all footnote disclosures required under GAAP and may be condensed or summary statements.

                          (c) Except as and to the extent reflected or reserved against in the Company's Audited Financial Statements (including the notes thereto) or the Unaudited Financial Statements, to the best knowledge of the Company, the Company has no material liabilities (whether accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined or determinable) other than: (i) liabilities incurred in the ordinary course of business since the Balance Sheet Date that are consistent with the Company's past practices, (ii) liabilities with respect to agreements to which the Investor is a party, and (iii) other liabilities that either individually or in the aggregate would not result in a Material Adverse Effect.

                 3.13 Absence of Certain Changes Since Balance Sheet Date. Since the Balance Sheet Date, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:





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                          (a)     any declaration setting aside or payment of
         any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company's capital stock;

                          (b) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expected to result, in a Material Adverse Effect;

                          (c) any waiver by the Company of a valuable right or of a material debt owed to it, except for such waivers that have not resulted, and are not expected to result, in a Material Adverse Effect;

                          (d) any material change or amendment to, or any waiver of any material rights under, a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes, amendments or waivers which are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, in a Material Adverse Effect;

                          (e) any change by the Company in its accounting principles, methods or practices or in the manner it keeps its accounting books and records, except any such change required by a change in GAAP; and

                          (f) to the Company's knowledge, any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, in a Material Adverse Effect.

                 3.14 Full Disclosure. The information contained in this Agreement and the Schedule of Exceptions with respect to the assets, results of operations, and financial condition of the Company and the transactions contemplated by this Agreement, the Investor Agreement and the Warrants are true and complete in all material respects and do not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4. Representations, Warranties and Certain Agreements of the Investor. The Investor hereby represents and warrants to the Company, and agrees that:

                 4.1 Authorization. All corporate action on the part of the Investor, its officers, directors and shareholders necessary for the authorization, execution, delivery of and the performance of all obligations of the Company under, this Agreement, the License Agreement and the Investor Agreement has been taken or will be taken prior to the Closing. This
Agreement constitutes and, when executed and delivered, the Investor Agreement and the License Agreement will constitute, the Investor's valid and legally binding obligations, enforceable in accordance with the terms except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies. The





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Investor has full corporate power and authority to enter into this Agreement, the License Agreement and the Investor Agreement.

                 4.2 Purchase for Own Account. The Purchased Shares and the Warrants to be acquired by the Investor hereunder will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares and the Warrants.

                   4.3 Disclosure of Information. The Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares and the Warrants to be purchased by the Investor under this Agreement. The Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares, the Warrants and the Warrant Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Investor or to which the Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

                 4.4 Investment Experience. The Investor understands that the acquisition of the Purchased Shares and the Warrants involves substantial risk. The Investor has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Purchased Shares and the Warrants and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares and the Warrants and protecting its own interests in connection with this investment.

                 4.5 Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                 4.6 Restricted Securities. The Investor understands that the Purchased Shares and the Warrants to be purchased by the Investor hereunder, and any Warrant Shares to be purchased by the Investor upon exercise of the Warrants, are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Investor Agreement.

                 4.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or





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any portion of the Purchased Shares, the Warrants or the Warrant Shares at any
time prior to February 25, 1997, and unless and until:

                          (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                          (b) the Investor has notified the Company of the proposed disposition and has furnished the Company with a statement of the circumstances surrounding the proposed disposition, and the Investor has furnished the Company, at the expense of the Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act.

Notwithstanding the provisions of paragraphs (a) and (b) of this Section 4.7, no such registration statement or opinion of counsel will be required for any transfer of any Purchased Shares, the Warrants or any Warrant Shares in compliance with SEC Rule 144, Rule 144A or Rule 145(d), or any successor or additional similar rule, or if such transfer otherwise is exempt, in the view of the Company's legal counsel, from the registration requirements of the Securities Act, provided that, in the case of any transfer that is otherwise exempt, the transferee agrees in writing to be subject to the terms of this
Section 4 to the same extent as if the transferee were the original Investor hereunder.

                 4.8 Legends. Certificates evidencing the Purchased Shares and the Warrant Shares, when issued, will bear each of the legends set forth below and the Warrants will bear the legends set forth in (a) and (b) below:

                          (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. TRANSFER IS FURTHER PROHIBITED UNTIL FEBRUARY 25,1997 PURSUANT TO THE PROVISIONS OF THE AGREEMENT UNDER WHICH THESE SECURITIES WERE ISSUED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                          (b) Any legends required by any applicable state securities laws.





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The legend set forth in Section 4.8(a) hereof will be removed by the Company from any certificate evidencing Purchased Shares or the Warrant Shares upon the effectiveness of a registration statement under the Securities Act or upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that such security may be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Purchased Shares, the Warrants or the Warrant Shares.

         5. Conditions to the Investor's Obligations at Closing. The obligations of the Investor under Sections 1 and 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

                 5.1 Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 will be true and correct on and as of the Closing, except as set forth in the Schedule of Exceptions, with the same effect as though such representations and warranties had been made as of the Closing.

                 5.2 Performance. The Company will have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and will have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

                 5.3 Compliance Certificate. The Company will have delivered to the Investor at the Closing a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in Sections 5.1 and 5.2 hereof have been fulfilled.

                 5.4 Securities Exemptions. The offer and sale of the Purchased Shares and the Warrants to the Investor pursuant to this Agreement will be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

                 5.5 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Investor and to the Investor's legal counsel and the Investor will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request. Such documents shall include (but not be limited to) the following:

                          (a) Certified Organizational Documents. A copy of (i) the Certificate of Incorporation certified as of a recent date by the Secretary of State of Delaware as a complete and correct copy thereof, and (ii) the Bylaws of the Company (as amended through the date of the Closing) certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

                          (b) Board Resolutions. A copy, certified by the Secretary of the Company, of the resolutions of the Board of Directors of the Company providing for the





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         approval of this Agreement, the License Agreement and the Investor
         Agreement and the issuance of the Purchased Shares of the Warrants and the Warrant Shares and the other matters contemplated hereby.

                 5.6 Opinion of Company Counsel. The Investor will have received an opinion of Company counsel, dated as of the date of the Closing, substantially in the form attached hereto as Exhibit B.

                 5.7 Warrants. The Company will have issued the Warrants to the Investor.

                 5.8 Investor Agreement. The Company will have executed and delivered a counterpart of an Investor Agreement between the Investor and the Company substantially in the form attached to this Agreement as Exhibit C (the "Investor Agreement").

                 5.9 License Agreement. The Company will have executed and delivered a counterpart of a Resale and Manufacturing License Agreement between the Investor and the Company substantially in the form attached to this Agreement as Exhibit D (the "License Agreement").

                 5.10 No Material Adverse Effect. Between the date hereof and the Closing, there shall not have occurred any Material Adverse Effect.

         6. Conditions to the Company's Obligation at Closing. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing, of each of the following conditions:

                 6.1 Representations and Warranties True. The representations and warranties of the Investor contained in Section 4 will be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

                 6.2 Payment of Purchase Price. The Investor will have delivered to the Company the full purchase price of the Purchased Shares as specified in Section 1.1 in accordance with the provisions of Section 2.

                 6.3 Securities Exemptions. The offer and sale of the Purchased Shares and the Warrants to the Investor pursuant to this Agreement will be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

                 6.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel and the Company will have received all Such counterpart originals and certified or other copies of such documents as it may reasonably request.





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                 6.5      Investor Agreement.  The Investor will have executed
and delivered to the Company a counterpart of the Investor Agreement.

                 6.6 License Agreement. The Investor will have executed and delivered to the Company a counterpart of the License Agreement.

         7.      Miscellaneous.

                 7.1 Successors and Assigns. This Agreement may not be assigned by either party, nor may either party delegate its duties hereunder, without the prior written consent of the other party hereto. Subject to the foregoing, the terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties.

                 7.2 Governing Law. This Agreement will be governed by and construed under the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws.

                 7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                 7.4 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

                 7.5 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party notified, (b) three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, (e) one day after deposit with a nationally recognized air courier service such as DHL or Federal Express for next day delivery, or (d) on the day of facsimile transmission, with confirmed transmission, to the facsimile number shown below (or to such other facsimile number as the party to be notified may indicate by ten (10) days' advance written notice to the other party in the manner herein provided), provided that notice is also given under clauses (a), (b) or (c) above; in any such case addressed to the party to be notified at the address indicated below for that party, or at such other address as that party may indicate by ten (10) days' advance written notice to the other party in the manner herein provided.

                 If to the Investor:       Intel Corporation
                                           2200 Mission College Boulevard
                                           Santa Clara, CA 95052-8114
                                           Facsimile: (408) 765-7636

                 If to the Company:        MRV Communications, Inc.
                                           8943 Fullbright Avenue
                                           Chatsworth, CA 91311
                                           Facsimile: (818) 407-5656

                 7.6 No Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Investor will indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee for which the Investor or any of its officers, partners, employees or consultants, or representatives is responsible. The Company will indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee for which the Company or any of its officers, employees or consultants or representatives is responsible.

                 7.7 Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Shares and/or Warrant Shares representing at least a majority of the total aggregate number of Purchased Shares and Warrant Shares then outstanding (excluding any of such shares that have been sold to the public or pursuant to SEC Rule 144). Any amendment or waiver effected in accordance with this Section 7.7 will be binding upon the Investor, the Company and their respective successors and assigns.

                 7.8 Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

                 7.9 Entire Agreement. This Agreement, together with all Exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

                 7.10 Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor will execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                 7.11 Fees, Costs and Expenses. All fees, costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement, the Investor Agreement and the Warrants, and the consummation of the transactions contemplated hereby and thereby, shall be the sole and exclusive responsibility of such party.

                 7.12 Confidentiality, Press Releases. The Company shall not use the Investor's name or refer to the Investor directly or indirectly in connection with the Investor's relationship with the Company in any advertisement, news release or professional or trade publication, or in any other manner, unless otherwise required by law or with the Investor's prior written consent. The parties acknowledge that the Company may be required to disclose in a press release and/or a registration statement certain information relating to the transactions contemplated by this Agreement following consummation hereof. Notwithstanding the foregoing, the provisions of this
Section 7.12 shall apply to any such disclosure and the Company shall provide the Investor a reasonably adequate opportunity to review and comment on such disclosure and shall not make any such disclosure without the Investor's prior written consent. The parties agree that at no time will there be any press release or other public statement issued by either party relating to this Agreement or the transactions contemplated hereby unless agreed to in advance by both parties in writing.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MRV COMMUNICATIONS, INC.               INTEL CORPORATION

By:  [SIG]                             By:
   --------------------------             --------------------------------
Name:  [SIG]                           Name:
     ------------------------               ------------------------------
Title: President & CEO                 Title:
      -----------------------                 ----------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

By:                                    By: /s/ DIANE R. LABRADOR
   --------------------------             --------------------------------
Name:                                  Name: Diane R. Labrador
     ------------------------               ------------------------------
Title:                                 Title:  Assistant Treasurer
      -----------------------                 ----------------------------





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